SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 11, 1998


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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        Alabama                  1-3164                     63-0004250
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(State or other jurisdiction  (Commission File   (IRS Employer Identification
   of incorporation)              Number)                        No.)


          600 North 18th Street, Birmingham, Alabama              35291
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           (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code      (205) 257-1000
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                                       N/A
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(Former name or former address, if changed since last report.)



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Item 5.         Other Events.

                On August 11, 1998, Alabama Power Company (the "Company") entered into an Underwriting Agreement covering the issue and sale by the Company of $225,000,000 aggregate principal amount of its Series D 6.50% Senior Insured Quarterly Notes due September 30, 2018. Said Notes were registered under the Securities Act of 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-53299, 333-53299-01, 333-53299-02 and
333-53299-03) of the Company.

Item 7. Financial Statements,  Pro Forma Financial Information and Exhibits.


       (c)   Exhibits.

       1       Underwriting Agreement, dated August 11, 1998, among the
               Company and Edward D. Jones & Co., Goldman,  Sachs & Co.,
               Merrill Lynch, Pierce, Fenner & Smith Incorporated and Prudential Securities Incorporated as the Underwriters.

      4.2 Fourth Supplemental Indenture to Senior Note Indenture dated as of August 19, 1998, providing for the issuance of the Company's Series D 6.50% Senior Insured Quarterly Notes due September 30, 2018.

      4.7 Form of Series D 6.50% Senior Insured Quarterly Note (included in Exhibit 4.2 above).

     12.1 Computation of ratio of earnings to fixed charges. (Designated in Form 8-K dated August 10, 1998, File No. 1-3164, as Exhibit 12.1)

    12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirements (pre-income tax basis). (Designated in Form 8-K dated August 10, 1998, File No. 1-3164, as Exhibit 12.2)

   15.1       Letter re unaudited interim financial information.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     August 18, 1998                      ALABAMA POWER COMPANY



                                               By  /s/ Wayne Boston
                                                       Wayne Boston
                                                    Assistant Secretary